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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 26, 2004
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                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                   1-10458                    36-3154608
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State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



275 Broadhollow Road
Melville, New York                                                       11747
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (631) 844-1004
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ITEM 9. Regulation FD Disclosure

     North Fork Bancorporation, Inc. issued a press release today (See Exhibit 99.1) announcing that it will be presenting at the Smith Barney Citigroup Financial Services Conference in New York City on Tuesday, January 27 at 2:45 p.m. (ET).

     Smith Barney will host a webcast of the conference. North Fork's presentation will be available for viewing by visiting North Fork's website at http://www.northforkbank.com and clicking on Smith Barney Citigroup Conference Webcast - January 27, 2004. A printable version of the presentation slideshow will also be available on the North Fork website.

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SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 26, 2004





NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy
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Daniel M. Healy
Executive Vice President
Chief Financial Officer

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